EXHIBIT 10.5

ASSUMPTION OF CREDIT LINE OBLIGATION

FOR VALUE RECEIVED,ChatChing Inc., a Florida corporation, as Assignee, with an office  address of 5500 Military Trail, Suite 22-303, Jupiter, Florida 33458, hereby agrees to assume the obligations of ChatChing, Inc., a Washington corporation, as Assignor, with an office address of 14900 Interurban Ave S #271, Tukwila WA, relating to the following described Credit Line:

That certain Credit Line Agreement and related Promissory Note by and between ChatChing Inc, a Washington corporation, as Borrower, and Nickolas Palin, with an address of 19670 Beach Rd., Jupiter, FL  33458, as Lender, dated March 11, 2011, in the principal amount of $250,000.

The Assignee hereby assumes and agrees to perform all the remaining and executory obligations of the Assignor under the Credit Line Agreement and related Promissory Note and agrees to indemnify and hold the Assignor harmless from any claim or demand resulting from non-performance by the Assignee.

This assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Signed this 28th day of June, 2011.

ASSIGNOR

ChatChing Inc, a Washington corporation

____________________________
By:

ASSIGNEE

ChatChing Inc., a Florida corporation

____________________________
By:

1

ASSUMPTION OF CREDIT LINE OBLIGATION

FOR VALUE RECEIVED,ChatChing Inc., a Florida corporation, as Assignee, with an office  address of 5500 Military Trail, Suite 22-303, Jupiter, Florida 33458, hereby agrees to assume the obligations of ChatChing, Inc., a Washington corporation, as Assignor, with an office address of 14900 Interurban Ave S #271, Tukwila WA, relating to the following described Credit Line:

That certain Credit Line Agreement and related Promissory Note by and between ChatChing Inc, a Washington corporation, as Borrower, and Steven Pfirman, with an address of 112 Bryce Lane, Jupiter, FL  33458, as Lender, dated March 11, 2011, in the principal amount of $250,000.

The Assignee hereby assumes and agrees to perform all the remaining and executory obligations of the Assignor under the Credit Line Agreement and related Promissory Note and agrees to indemnify and hold the Assignor harmless from any claim or demand resulting from non-performance by the Assignee.

This assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Signed this 28th day of June, 2011.

ASSIGNOR

ChatChing Inc, a Washington corporation

____________________________
By:

ASSIGNEE

ChatChing Inc., a Florida corporation

____________________________
By:

2